SECURED LINE OF CREDIT AGREEMENT

THIS SECURED LINE OF CREDIT AGREEMENT, dated as of December 1, 2014 (this “Agreement”), among Emagine the Vape Stores, LLC, a Delaware limited liability company (the “Company” or the “Debtor”), and the holders of the Company’s 12% Secured Notes in an amount up to $3,000,000 (collectively, the “Notes”) who are parties signatory hereto, their endorsees, transferees and assigns (collectively, the “Holders”), and Michael Brauser, as secured party collateral agent (the “Agent”) for the Holders.

WHEREAS, the Holders have severally agreed to lend money to the Company to be evidenced by the Notes;

WHEREAS, in order to induce the Holders to make the loans evidenced by the Notes, the Debtor has agreed to execute and deliver to the Agent as collateral agent on behalf of the Holders, this Agreement and to grant the Agent on behalf of the Holders, a security interest in all of the property of the Debtor to secure the prompt payment, performance and discharge in full of all of the Company’s obligations under the Notes.

NOW, THEREFORE, in consideration of the agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1. Certain Definitions. As used in this Agreement, the following terms shall have the meanings set forth in this Section 1. Terms used but not otherwise defined in this Agreement that are defined in Article 9 of the UCC shall have the respective meanings given such terms in Article 9 of the UCC.

(a) “Collateral” means the collateral in which the Agent, for the ratable benefit of the Holders, is granted a security interest by this Agreement which shall consist of all of the Company’s assets including the vape stores (fixtures, inventory and other assets) to be constructed and/or developed by the Company and its affiliates as more fully described in Schedule A (the “Security Interest”).

(b) “Majority in Interest” means, at any time of determination, the majority in interest (based on then-outstanding principal amounts of Notes at the time of such determination) of the Holders.

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(c) “Obligations” means all of the liabilities and obligations (primary, secondary, direct, contingent, sole, joint or several) due or to become due, or that are now or may be hereafter existing, of the Debtor to the Holders under this Agreement, the Notes, and any other instruments, agreements or other documents executed and/or delivered in connection herewith or therewith, in each case, whether now or hereafter existing, voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from any of the Holders as a preference, fraudulent transfer or otherwise as such obligations may be amended, supplemented, converted, extended or modified from time to time. Without limiting the generality of the foregoing, the term “Obligations” shall include, without limitation: (i) principal of, and interest on the Notes and the loans extended pursuant thereto; (ii) any and all other fees, indemnities, costs, obligations and liabilities of the Debtor from time to time under or in connection with this Agreement, the Notes, and any other instruments, agreements or other documents executed and/or delivered in connection herewith or therewith; and (iii) all amounts (including but not limited to post-petition interest) in respect of the foregoing that would be payable but for the fact that the obligations to pay such amounts are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving the Debtor.

(d) “Organizational Documents” means with respect to the Debtor, the documents by which it organized, including its Certificate of Formation and Operating Agreement.

(e) “UCC” means the Uniform Commercial Code of the State of Florida and or any other applicable law of any state or states which has jurisdiction with respect to all, or any portion of, the Collateral or this Agreement, from time to time. It is the intent of the parties that defined terms in the UCC should be construed in their broadest sense so that the term “Collateral” will be construed in its broadest sense. Accordingly if there are, from time to time, changes to defined terms in the UCC that broaden the definitions, they are incorporated herein and if existing definitions in the UCC are broader than the amended definitions, the existing ones shall be controlling.

2. Purchase and Sales of the Notes. On the terms and conditions contained in this Agreement, the Holders shall lend to the Company and the Company shall borrow from the Holders up to $________ from time-to-time. The amounts borrowed shall be evidenced by the Notes to be issued to the Holders, a copy of which is annexed as Exhibit A.

3. Representations and Warranties of the Company. The Company represents and warrant to the Holders as of the date of this Agreement as follows:

(a) The Company has taken all corporate action necessary for the authorization, execution, delivery and performance of all Obligations of the Company under this Agreement and any related documentation and for the authorization, issuance and delivery of the Notes being sold under this Agreement. This Agreement and the Notes each shall constitute a valid and legally binding obligation of the Company, enforceable in accordance with their respective terms.

(b) The Notes being purchased hereunder, when issued, sold and delivered in accordance with the terms of this Agreement, will have been duly and validly issued, and will be fully paid and nonassessable, will have been issued in compliance with all applicable state and federal securities laws, and will be free of any restrictions against transfer other than those set forth in this Agreement and applicable securities laws.

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(c) All consents, approvals, orders or authorizations of, or registrations, qualifications, designations, declarations or filings with, any federal or state governmental authority or other person on the part of the Company required in connection with the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated by this Agreement, shall have been obtained on or prior to the closing, except that any notices of sale that may be required to be filed with the Securities and Exchange Commission pursuant to Regulation D promulgated under the Securities Act of 1933 (the “Securities Act”) or any state securities law authority pursuant to applicable blue sky laws may be filed within the applicable periods therefor.

(d) The Debtor has no place of business or offices where their respective books of account and records are kept (other than temporarily at the offices of its attorneys or accountants) or places where Collateral is stored or located, except as set forth on Schedule B attached hereto. None of such Collateral is in the possession of any consignee, bailee, warehouseman, agent or processor.

(e) The Debtor is and/or will be the sole owner of the Collateral, free and clear of any liens, security interests, encumbrances, rights or claims, and are fully authorized to grant the Security Interests. There is not on file in any governmental or regulatory authority, agency or recording office an effective financing statement, security agreement, license or transfer or any notice of any of the foregoing (other than those that will be filed in favor of the Agent for the ratable benefit of the Holders pursuant to this Agreement) covering or affecting any of the Collateral.

(f) No written claim has been received that any Collateral or Debtor’s use of any Collateral violates the rights of any third party. There has been no adverse decision to the Debtor’s claim of ownership rights in or exclusive rights to use the Collateral in any jurisdiction or to the Debtor’s right to keep and maintain such Collateral in full force and effect, and there is no proceeding involving said rights pending or, to the best knowledge of the Debtor, threatened before any court, judicial body, administrative or regulatory agency, arbitrator or other governmental authority.

(g) The Debtor shall maintain the Collateral at the locations set forth on Schedule B attached hereto and may not relocate such tangible Collateral unless either or both use their best efforts to deliver to the Agent promptly following such relocation (i) written notice of such relocation and the new location thereof (which must be within the United States) and (ii) evidence that appropriate financing statements under the UCC and other necessary documents have been filed and recorded and other steps have been taken to perfect the Security Interests to create in favor of the Agent on behalf of the Holders a valid, perfected and continuing perfected first priority lien in the Collateral.

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(h) This Agreement creates in favor of the Agent a valid security interest in the Collateral, which security interest is held by the Agent for the ratable benefit of the Holders, securing the payment and performance of the Obligations. Upon making the filings described in the immediately following subsection, all security interests created hereunder in any Collateral which may be perfected by filing UCC financing statements shall have been duly perfected. Without limiting the generality of the foregoing, except for the filing of said financing statements, no consent of any third parties and no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for (i) the execution, delivery and performance of this Agreement, (ii) the creation or perfection of the Security Interests created hereunder in the Collateral or (iii) the enforcement of the rights of the Agent on behalf of Holders.

(i) The Debtor hereby authorizes the Agent to file one or more financing statements under the UCC, with respect to the Security Interests, with the proper filing and recording agencies in any jurisdiction deemed proper by it.

(j) The execution, delivery and performance of this Agreement by the Debtor does not (i) violate any of the provisions of any Organizational Documents of the Debtor or any judgment, decree, order or award of any court, governmental body or arbitrator or any applicable law, rule or regulation applicable to the Debtor or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing the Debtor’s debt or otherwise) or other understanding to which the Debtor is a party or by which any property or asset of the Debtor is bound or affected. If any, all required consents (including, without limitation, from stockholders or creditors of the Debtor) necessary for the Debtor to enter into and perform their obligations hereunder have been obtained.

(k) The Debtor shall at all times maintain the liens and Security Interests provided for hereunder as valid and perfected first priority liens and security interests in the Collateral in favor of the Agent for the ratable benefit of the Holders, until this Agreement and the Security Interest hereunder shall be terminated upon payment in full of the Notes. The Debtor hereby agrees to defend the same against the claims of any and all persons and entities. The Debtor shall safeguard and protect all Collateral for the account of the Agent for benefit of the Holders. At the request of the Agent, the Debtor will sign and deliver to the Agent on behalf of the Holders at any time or from time to time one or more financing statements pursuant to the UCC in form reasonably satisfactory to the Agent and will pay the cost of filing the same in all public offices wherever filing is, or is deemed by the Agent to be, necessary or desirable to effect the rights and obligations provided for herein. Without limiting the generality of the foregoing, the Debtor shall pay all fees, taxes and other amounts necessary to maintain the Collateral and the Security Interests hereunder, and the Debtor shall obtain and furnish to the Agent from time to time, upon demand, such releases and/or subordinations of claims and liens which may be required to maintain the priority of the Security Interests hereunder.

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(l) Except as provided in this Agreement, the Debtor will not transfer, pledge, hypothecate, encumber, license, sell or otherwise dispose of any of the Collateral (except for the sales of inventory by the Debtor in its ordinary course of business) without the prior written consent of Agent.

(m) The Debtor shall keep and preserve the equipment, inventory and other tangible Collateral in good condition, repair and order and shall not operate or locate any such Collateral (or cause to be operated or located) in any area excluded from insurance coverage.

(n) The Debtor shall maintain with financially sound and reputable insurers, insurance with respect to the Collateral, against loss or damage of the kinds and in the amounts customarily insured against by entities of established reputation having similar properties similarly situated and in such amounts as are customarily carried under similar circumstances by other such entities and otherwise as is prudent for entities engaged in similar businesses but in any event sufficient to cover the full replacement cost thereof. The Debtor shall cause each insurance policy issued in connection herewith to provide, and the insurer issuing such policy to certify to the Agent, that (a) the Agent will be named as lender loss payee and additional insured under each such insurance policy; (b) if such insurance be proposed to be cancelled or materially changed for any reason whatsoever, such insurer will promptly notify the Agent and such cancellation or change shall not be effective as to the Agent for at least 30 days after receipt by the Agent of such notice, unless the effect of such change is to extend or increase coverage under the policy; and (c) the Agent will have the right (but no obligation) at its election to remedy any default in the payment of premiums within 30 days of notice from the insurer of such default.

(o) The Debtor shall promptly execute and deliver to the Agent such further deeds, mortgages, assignments, security agreements, financing statements or other instruments, documents, certificates and assurances and take such further action as the Agent may from time to time request and may in its sole discretion deem necessary to perfect, protect or enforce the Agent’s security interest in the Collateral.

(p) The Debtor shall permit the Agent and its representatives and agents to inspect the Collateral during normal business hours and upon reasonable prior notice, and to make copies of records pertaining to the Collateral as may be reasonably requested by the Agent from time to time.

(q) The Debtor will from time to time, at the joint and several expense of the Debtor, promptly execute and deliver all such further instruments and documents, and take all such further action as may be necessary or desirable, or as the Agent may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Agent to exercise and enforce its rights and remedies hereunder on behalf of the Holders and with respect to any Collateral or to otherwise carry out the purposes of this Agreement.

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4. Representations and Warranties of the Holders.

(a) Each Holder has all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated hereby, including the purchase of the Notes set forth on the signature page. This Agreement, when executed and delivered by each Holder, will constitute a valid and legally binding obligation of such Holder, enforceable against him, her or it in accordance with its terms.

(b) Each Holder is acquiring the Note to be purchased by such Holder for his own account for investment and not with a view to, or for sale in connection with, any distribution thereof, nor with any present intention of distribution or selling the same, and, except as contemplated by this Agreement, such Holder has no present or contemplated agreement, undertaking, arrangement, obligation, indebtedness or commitment providing for the disposition thereof. Each Holder understands that the Note may not be sold, transferred or otherwise disposed of without registration under the Securities Act or an exemption therefrom, and that in the absence of an effective registration statement covering the Note or an available exemption from registration under the Securities Act, the Note must be held indefinitely.

(c) Each Holder understands that the Note is not registered under the Securities Act in reliance on an exemption from registration under the Securities Act pursuant to Section 4(a)(2) thereof and Rule 506(b) thereunder for the sale contemplated by this Agreement and each of the Notes will bear a restrictive legend.

(d) Each Holder acknowledges that the purchase of the Note, entails a high degree of risk. These risks include, without limitation, the inability of the Company to achieve its business plan objectives and the risk of a failure to pay in full the principal and interest of the Note in accordance with their terms.

(e) Each Holder represents that he has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of this Agreement and the reasons for this offering of the Notes, the business prospects of the Company, the risks attendant to the Company’s business, and the risks relating to an investment in the Company, including the terms and conditions of the Note and further acknowledges that he has had an opportunity to obtain additional information (to the extent the Company possesses such information and could acquire it without unreasonable effort or expense) necessary to verify the accuracy of any information furnished to such Holder or to which such Holder had access. The Company will put such information in writing if requested by the Holder.

(f) Each Holder represents that he is an “accredited holder” within the meaning of the applicable rules and regulations promulgated under the Securities Act or is otherwise experienced in evaluating and investing in private placement transactions of securities in similar circumstances and acknowledges that he:

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●	can bear the economic risk of such Holder’s investment;

●	has such knowledge and experience in financial and business matters that such Holder is capable of evaluating the merits and risks of the investment in the Notes.

Further, the Holder:

●	has adequate means of providing for his, her or its current financial needs and contingencies,

●	is able to bear the substantial economic risks of an investment in the Note for an indefinite period of time,

●	has no need for liquidity in such investment,

●	has made commitments to investments that are not readily marketable which are reasonable in relation to the Holder’s net worth, and

●	can afford a complete loss of such investment.

(g) Each Holder acknowledges that he, she or it is purchasing the Notes for an indefinite period of time, has no need for liquidity in such investment, has made commitments to investments that are not readily marketable which are reasonable in relation to the undersigned’s net worth and can afford a complete loss of such investment.

(h) Each Holder has such knowledge and experience in financial, tax and business matters so as to enable it to utilize the information made available to it in connection with the offering of the Notes to evaluate the merits and risks of an investment in the Notes and to make an informed investment decision with respect thereto.

(i) Each Holder is not relying on the Company with respect to the tax and other economic considerations of an investment in the Notes, and such Holder has relied on the advice of, or has consulted with, only the Holder’s own advisors.

(j) Each Holder is not subscribing for the Notes as a result of or subsequent to any advertisement, articles, notice or other communication published in any newspaper, television or radio or presented at any seminar or meeting, or any solicitation of a subscription by a person not previously known to the undersigned in connection with investments in securities generally.

(k) The information contained in this Agreement including Schedule C, is true and correct including any information which each Holder has furnished and will furnish to the Company with respect to such Holder’s financial position, business experience and residence, is correct and complete as of the date of this Agreement and if there should be any material change in such information prior to the Company’s acceptance of this Agreement and the depositing of the payments described above, each Holder will furnish such revised or corrected information to the Company. The representations, warranties and agreements of the Holder contained herein shall survive the execution and delivery of this Agreement and the purchase of the Notes.

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(l) Each Holder acknowledges that he has received notice of his possible right under applicable Florida law to rescind the purchase of the Notes within three business days following the payment of the purchase price as set forth in Section 24 hereof.

5. Each Holders’ Representations and Warranties Concerning Suitability of Accredited Investor, Etc. Attached as Schedule C is a Suitability Questionnaire which shall be submitted by the Holders to the Company in addition to the signature page of this Agreement.

6. Indemnification by the Holders. Each Holder agrees to indemnify and hold the Company and its agents, representatives and employees harmless from and against all liability, damage, loss, cost and expense (including reasonable attorneys’ fees) which they may incur by reason of the failure of such Holder to fulfill any of the material terms or conditions of this Agreement, or by reason of any material inaccuracy or omission in the information furnished by such Holder herein or any material breach of the representations and warranties made by such Holder on Schedule C.

7. Grant of Security Interest in Collateral. As an inducement for the Holders to extend the loans as evidenced by the Notes and to secure the complete and timely payment, performance and discharge in full, as the case may be, of all of the Obligations, the Debtor hereby unconditionally and irrevocably pledges, grants and hypothecates to the Agent for the ratable benefit of the Holders a security interest in and to, a lien upon and a right of set-off against all of the Debtor’s right, title and interest of whatsoever kind and nature in and to, the Collateral (the “Security Interest”).

8. Defaults. The following events shall be “Events of Default”:

(a) The failure to pay principal or any interest under any of the Notes when due;

(b) Any representation or warranty of the Debtor in this Agreement shall prove to have been incorrect in any material respect when made;

(c) The failure by the Debtor to observe or perform any of its obligations hereunder for ten business days after delivery to the Debtor of notice of such failure by Agent; or

(d) Any Event of Default under any of the Notes.

9. Duty To Hold In Trust. Upon the occurrence of any Event of Default and at any time thereafter, the Debtor shall, upon receipt of any revenue, income, dividend, interest or other sums subject to the Security Interests, whether payable pursuant to the Notes or otherwise, or of any check, draft, note, trade acceptance or other instrument evidencing an obligation to pay any such sum, hold the same in trust for the Agent on behalf of the Holders and shall forthwith endorse and transfer any such sums or instruments, or both, to the Agent which shall hold and distribute the same to the Holders, pro-rata in proportion to the respective then-currently outstanding principal amount of Notes for application to the satisfaction of the Obligations.

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10. Rights and Remedies Upon Default.

(a) Upon the occurrence and during the continuation of any Event of Default, Agent, upon written request of the Majority in Interest, shall have the right to exercise all of the remedies conferred hereunder and under the Notes on behalf of Agent for the ratable benefit of the Holders. In such event, the Holders, acting exclusively through the Agent, shall have all the rights and remedies of a secured party under the UCC. Without limitation, the Agent, for ratable benefit of the Holders, shall have the following rights and powers:

(i) The Agent shall have the right (but not the obligation) to take possession of the Collateral and, for that purpose, enter, with the aid and assistance of any person, any premises where the Collateral, or any part thereof, is or may be placed and remove the same, and the Debtor shall assemble the Collateral and make it available to the Agent at places which the Agent shall reasonably select, and make available to the Agent, without rent, all of the Debtor’s premises and facilities for the purpose of the Agent taking possession of, removing or putting the Collateral in saleable or disposable form.

(ii) Agent shall have the right (but not the obligation) to exercise all rights with respect to the Collateral as it were the sole and absolute owner thereof.

(iii) The Agent shall have the right (but not the obligation) to operate the business of the Debtor using the Collateral and shall have the right to assign, sell, lease or otherwise dispose of and deliver all or any part of the Collateral, at public or private sale or otherwise, either with or without special conditions or stipulations, for cash or on credit or for future delivery, in such parcel or parcels and at such time or times and at such place or places, and upon such terms and conditions as the Agent may deem commercially reasonable, all without (except as shall be required by applicable statute and cannot be waived) advertisement or demand upon or notice to the Debtor or right of redemption of the Debtor, which are hereby expressly waived. Upon each such sale, lease, assignment or other transfer of Collateral, the Agent, for the benefit of the Holders, may, unless prohibited by applicable law which cannot be waived, purchase all or any part of the Collateral being sold, free from and discharged of all trusts, claims, right of redemption and equities of the Debtor, which are hereby waived and released.

(b) The Agent shall comply with any applicable law in connection with a disposition of Collateral and such compliance will not be considered adversely to affect the commercial reasonableness of any sale of the Collateral. The Agent may sell the Collateral without giving any warranties and may specifically disclaim such warranties. If the Agent sells any of the Collateral on credit, the Debtor will only be credited with payments actually made by the purchaser. In addition, the Debtor waive any and all rights that they may have to a judicial hearing in advance of the enforcement of any of the Agent’s rights and remedies hereunder, including, without limitation, their rights following an Event of Default to take immediate possession of the Collateral and to exercise its rights and remedies with respect thereto.

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(c) Agent Appointed Attorney-in-Fact. The Company hereby irrevocably appoints the Agent as the Company’s attorney-in-fact, with full authority in the place and stead of Company and in the name of Company, Agent or otherwise, from time to time after an Event of Default shall have occurred, in Agent’s discretion, to take any action and to execute any instrument which Agent may deem necessary or advisable to accomplish the purposes of this Agreement.

(d) The Debtor shall be obligated to assist the Holders in the liquidation of the Collateral upon an Event of Default.

11. Costs and Expenses. The Debtor agree to pay all reasonable out-of-pocket fees, costs and expenses incurred in connection with any filing required hereunder, including without limitation, any financing statements pursuant to the UCC, continuation statements, partial releases and/or termination statements related thereto or any expenses of any searches reasonably required by the Agent. The Debtor will also, upon demand, pay to the Agent the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, which the Agent, for the benefit of the Holders, may incur in connection with (i) the enforcement of this Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral, or (iii) the exercise or enforcement of any of the rights of the Holders under the Notes. Until so paid, any fees payable hereunder shall be added to the principal amount of the Notes and shall bear interest at the Default Rate.

12. Term of Agreement. This Agreement and the Security Interests shall terminate on the date on which all payments under the Notes have been indefeasibly paid in full and all other Obligations have been paid or discharged; provided, however, that all indemnities of the Debtor contained in this Agreement shall survive and remain operative and in full force and effect regardless of the termination of this Agreement.

13. Appointment of Agent.

(a) The Holders hereby appoint Michael Brauser, 4400 Biscayne Boulevard, Suite 850, Miami, Florida 33137, to act as their agent (“Agent”) for purposes of exercising any and all rights and remedies of the Holders hereunder. Such appointment shall continue until revoked in writing by a Majority in Interest, at which time a Majority in Interest shall appoint a new Agent which shall be effected only in accordance with Section 13(b). The Agent shall have the rights, responsibilities and immunities set forth in Schedule D hereto. The Debtor shall be entitled to deal with the Agent on behalf of the Holders on all matters and all actions taken by the Agent shall be deemed conclusively to be approved by and binding upon all of the Holders until receipt of written notice of an appointment of a new Agent in accordance with Section 13(b) or resignation and replacement in accordance with Schedule D.

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(b) In the event that the Holders wish to appoint a new Agent, such appointment shall not be effective unless (i) the Holders submit written notice to the Debtor executed by a Majority in Interest, certifying that the Majority in Interest has, at a meeting or by written consent, relieved the previous Agent and appointed a new collateral agent as Agent in accordance with the provisions of Schedule D, and further certifying that all non consenting Holders have received notice of the change in Agent and that the previous agent is no longer acting in such capacity, and (ii) the newly appointed Agent as collateral agent shall execute an agreement being to be bound by the terms of this Agreement and to act as Agent for the Holders. Receipt of such notice shall be deemed binding upon all of the non executing Holders.

(c) The Holders acknowledge that Michael Brauser, as of the date of this Agreement, will be one of the Holders.

14. Severability.

If any provision of this Agreement otherwise is deemed to be invalid or unenforceable or is prohibited by the laws of the state or jurisdiction where it is to be performed, this Agreement shall be considered divisible as to such provision and such provision shall be inoperative in such state or jurisdiction and shall not be part of the consideration moving from either of the parties to the other. The remaining provisions of this Agreement shall be valid and binding and of like effect as though such provision were not included.

15. Counterparts.

This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. The execution of this Agreement may be by actual, electronic or facsimile signature.

16. Benefit.

This Agreement shall be binding upon and inure to the benefit of the parties hereto and their legal representatives, successors and assigns.

17. Notices and Addresses.

All notices, offers, acceptance and any other acts under this Agreement (except payment) shall be in writing, and shall be sufficiently given if delivered to the addressees in person, by FedEx or similar receipted next business day delivery, or by e-mail delivery followed by overnight next business day delivery as follows:

The Company:	Emagine the Vape Stores, LLC.
c/o Vaporin, Inc.
4400 Biscayne Blvd.
Miami, FL 33137
Attention: Mr. Greg Brauser
Email: gregbrauser@gmail.com

The Agent:	Michael Brauser
4400 Biscayne Boulevard, Suite 850
Miami, FL 33137
Email: mike@marlincapital.com

or to such other address as any of them, by notice to the other may designate from time to time. The transmission confirmation receipt from the sender’s facsimile machine shall be evidence of successful facsimile delivery. Time shall be counted to, or from, as the case may be, the date of delivery.

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18. Attorneys’ Fees.

In the event that there is any controversy or claim arising out of or relating to this Agreement, or to the interpretation, breach or enforcement thereof, and any action or proceeding relating to this Agreement is filed, the prevailing party shall be entitled to an award by the court of reasonable attorneys’ fees, costs and expenses.

19. Oral Evidence.

This Agreement constitutes the entire agreement between the parties and supersedes all prior oral and written agreements between the parties hereto with respect to the subject matter hereof. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, except by a statement in writing signed by the party or parties against which enforcement or the change, waiver discharge or termination is sought.

20. Governing Law.

This Agreement and any dispute, disagreement, or issue of construction or interpretation arising hereunder whether relating to its execution, its validity, the obligations provided herein or performance shall be governed or interpreted according to the internal laws of the State of Florida without regard to choice of law considerations.

21. Florida Blue Sky Legend.

FLORIDA LAW PROVIDES THAT WHEN SALES ARE MADE TO FIVE OR MORE PERSONS IN FLORIDA, ANY SALE MADE IN FLORIDA IS VOIDABLE BY THE PURCHASER WITHIN THREE DAYS AFTER THE FIRST TENDER OF CONSIDERATION IS MADE BY SUCH PURCHASER TO THE COMPANY, AN AGENT OF THE COMPANY OR AN ESCROW AGENT OR WITHIN THREE DAYS AFTER THE AVAILABILITY OF THAT PRIVILEGE IS COMMUNICATED TO SUCH PURCHASER, WHICHEVER OCCURS LATER. ALL SALES IN THIS OFFERING ARE SALES IN FLORIDA. PAYMENTS FOR TERMINATED SUBSCRIPTIONS VOIDED BY PURCHASERS AS PROVIDED FOR IN THIS PARAGRAPH WILL BE PROMPTLY REFUNDED WITHOUT INTEREST. NOTICE SHOULD BE GIVEN TO THE COMPANY TO THE ATTENTION OF GREG BRAUSER AT THE ADDRESS SET FORTH IN SECTION 17 OF THIS AGREEMENT.

22. Section or Paragraph Headings.

Section headings herein have been inserted for reference only and shall not be deemed to limit or otherwise affect, in any matter, or be deemed to interpret in whole or in part any of the terms or provisions of this Agreement.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Secured Line of Credit Agreement to be duly executed on the day and year first above written.

EMAGINE THE VAPE STORES, LLC

By:
James Martin, Chief Financial Officer

Michael Brauser, as Collateral Agent

Michael Brauser

[Signature Page to Secured Line of Credit Agreement]

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(Signatures of Holders)

PRINT NAME:

AMOUNT OF INVESTMENT $_________

ENTITY NAME (IF APPLICABLE):

TITLE OF SIGNER (IF APPLICABLE):

TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NO.:

RESIDENCE OR BUSINESS ADDRESS:

Street

City	State	Zip

MAILING ADDRESS (If different from business address):

Street

City	State	Zip

Email Address:

[Holder Signature Page]

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SCHEDULE A

DESCRIPTION OF COLLATERAL

1. All of each secured parties’ right, title and interest in and to the Debtor’s cash, real property, leasehold interests, fixtures, furniture, inventory, and other tangible and intangible assets.

SCHEDULE B

Principal Place of Business of Debtor:

Miami, Florida

Locations Where Collateral is Located or Stored:

Miami, Florida and each location where the Debtor commences construction of a Vape Store, or if the Debtor enters into leases for Vape Stores where the leased property is located.